Exhibit 99.1

FOR IMMEDIATE RELEASE	SYMBOL: LANC
November 18, 2024	TRADED: Nasdaq

LANCASTER COLONY TO ACQUIRE SAUCE AND DRESSING PRODUCTION FACILITY

WESTERVILLE, Ohio, November 18 - Lancaster Colony Corporation (Nasdaq: LANC) announced today their planned acquisition of a sauce and dressing production facility located in Atlanta, Georgia from Winland Foods, Inc. This asset purchase transaction is expected to close in the first quarter of calendar year 2025, subject to customary closing conditions, with a purchase price of approximately $75 million. The production facility accounts for a total of approximately 300,000 square feet, of which approximately 250,000 square feet are designated for manufacturing.
David A. Ciesinski, Lancaster Colony’s CEO, commented “We are very pleased to have reached an agreement to acquire this production facility as an important strategic addition to our manufacturing network. This facility will benefit our core sauce and dressing operations through improved operational efficiency, incremental capacity, and closer proximity to certain core customers while enhancing our manufacturing network from a business continuity standpoint. We evaluated several scenarios to support our continued growth and determined this asset purchase to be the most practical and cost-effective solution for our long-term business needs. We look forward to welcoming the plant employees to the Marzetti team.”

About Lancaster Colony Corporation and T. Marzetti Company
Lancaster Colony Corporation and its wholly owned subsidiary, T. Marzetti Company, manufacture and sell specialty food products for the retail and foodservice channels. Our retail brands and products include Marzetti® dressings and dips; New York Bakery™ garlic breads; and Sister Schubert’s® dinner rolls in addition to a growing portfolio of exclusive license agreements that includes Olive Garden® dressings; Chick-fil-A® sauces and dressings; Buffalo Wild Wings® sauces; Arby’s® sauces; Subway® sauces; and Texas Roadhouse® steak sauces and dinner rolls. In the foodservice channel, we supply sauces, dressings, breads and pasta to many of the top restaurant chains in the United States.

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Forward-Looking Statements
We desire to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). This news release contains various “forward-looking statements” within the meaning of the PSLRA and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “believe,” “intend,” “plan,” “expect,” “hope” or similar words. These statements discuss future expectations; contain projections regarding future developments, operations or financial conditions; or state other forward-looking information. Such statements are based upon assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, expected future developments; and other factors we believe to be appropriate. These forward-looking statements involve various important risks, uncertainties and other factors, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in the forward-looking statements. Some of the key factors that could cause actual results to differ materially from those expressed in the forward-looking statements include:

•the ability to successfully close the transaction and integrate the acquisition of the production facility into our manufacturing network;
•adequate supply of labor for our manufacturing facilities;
•stability of labor relations;
•the possible occurrence of product recalls or other defective or mislabeled product costs;
•changes in demand for our products, which may result from loss of brand reputation or customer goodwill;
•maintenance of competitive position with respect to other manufacturers;
•fluctuations in the cost and availability of ingredients and packaging;
•adverse changes in freight, energy or other costs of producing, distributing or transporting our products;
•dependence on key personnel and changes in key personnel;
•changes in our cash flow or use of cash in various business activities;
•changes in estimates in critical accounting judgments; and
•risks related to other factors described under “Risk Factors” in other reports and statements filed by us with the Securities and Exchange Commission, including without limitation our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q (available at www.sec.gov).

Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update such forward-looking statements, except as required by law. Management believes these forward-looking statements to be reasonable; however, you should not place undue reliance on statements that are based on current expectations.

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FOR FURTHER INFORMATION:	Dale N. Ganobsik
Vice President, Corporate Finance and Investor Relations
Lancaster Colony Corporation
Phone: 614/224-7141
Email: ir@lancastercolony.com